Exhibit 99.1
COUSINS PROPERTIES INCORPORATED
Quarterly Information Package
For the Quarter Ended March 31, 2011
TABLE OF CONTENTS

Press Release	1
Condensed Consolidated Statements of Operations	3
Funds From Operations	4
Condensed Consolidated Balance Sheets	5
Key Performance Indicators	6
Funds From Operations — Summary	7
Funds From Operations — Supplemental Detail	8
Portfolio Listing	12
Same Property Performance	14
Square Feet Expiring	15
Top 20 Tenants	16
Inventory of Commercial Land Held	17
Inventory of Lots and Acreage in Residential Projects	18
Debt Outstanding	19
Calculations and Reconciliations of Non-GAAP Financial Measures	21
Discussion of Non-GAAP Financial Measures	27
Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks. These include, but are not limited to, availability and terms of capital and financing; national and local economic conditions; the real estate industry in general and in specific markets; the potential for recognition of additional impairments due to continued adverse market and economic conditions; leasing risks; the financial condition of existing tenants; rising interest and insurance rates; the availability of sufficient development or investment opportunities; environmental matters; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust, risks associated with development projects and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010. The words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “may,” “intend,” “will” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.

News Release

CONTACT:

Gregg D. Adzema	Cameron Golden
Executive Vice President and	Director of Investor Relations and
Chief Financial Officer	Corporate Communications
(404) 407-1116	(404) 407-1984
greggadzema@cousinsproperties.com	camerongolden@cousinsproperties.com
COUSINS REPORTS RESULTS FOR FIRST QUARTER OF 2011
Highlights
•	Funds From Operations (FFO) before a non-cash impairment charge was $0.11 per share.

•	Finalized exit from residential condominium business.

•	Sold Jefferson Mill Business Park Building A.

•	Selected as the master developer for the multi-modal transit hub in Downtown Atlanta.

•	Continued progress on predevelopment of Emory Point mixed use project.
ATLANTA (May 4, 2011) — Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the quarter ended March 31, 2011.
“The first quarter results demonstrate the continued success of our strategic efforts to lease vacant space and sell non-core assets as we simplify the platform,” said Larry Gellerstedt, CEO of Cousins. “Our leasing pipeline remains solid, and we’re excited to be returning to an offensive mode as we move closer to starting our Emory Point project and continue to seek additional value creation opportunities.”
Portfolio Activity
•	Leased or renewed 113,000 square feet of office space and 165,000 square feet of retail space during the quarter.

•	Office portfolio increased to 92% leased, compared with 88% in the prior-year period.

•	Retail portfolio increased to 87% leased, compared with 85% in the prior-year period.

•	Industrial portfolio remained 96% leased, compared with 64% in the prior-year period.
Disposition Activity
•	Sold Jefferson Mill Business Park Building A for $22.0 million.

•	Sold final residential condominium units at 10 Terminus Place for net gains of $2.2 million in the first quarter of 2011.

•	Sold 61 lots and 20 acres of residential land for net gains of $246,000 in the first quarter of 2011.
Financial Results
FFO was $8.1 million, or $0.08 per share, for the first quarter of 2011 compared with $14.0 million, or $0.14 per share, for the first quarter of 2010.
Net loss available to common stockholders (net loss available) was ($7.9 million), or ($0.08) per share, for the first quarter of 2011 compared with net loss available of ($1.6 million), or ($0.02) per share, for the first quarter of 2010.
FFO and net loss available for the first quarter of 2011 were affected by a $3.5 million non-cash impairment charge on the Company’s passive investment in a non-traded real estate investment trust. The Company’s initial investment in this industrial/multifamily REIT was made in 2003 and the basis as of December 31, 2010, was $9.4 million. FFO and net loss available before this charge was $0.11 and ($0.04) per share, respectively.
Investor Conference Call and Webcast
The Company will conduct a conference call at 11:00 a.m. (Eastern Time) on Thursday, May 5, 2011, to discuss the results of the quarter ended March 31, 2011. The number to call for this interactive teleconference is (212) 231-2901.
-MORE-

CUZ Reports First Quarter Results

May 4, 2011
A replay of the conference call will be available for 14 days by dialing (402) 977-9140 and entering the passcode 21521383. The replay can be accessed on the Company’s website, www.cousinsproperties.com, through the “Q1 2011 Cousins Properties Incorporated Earnings Conference Call” link on the Investor Relations page, as well as at http://www.videonewswire.com/event.asp?id=78870. The rebroadcast will be available on the Investor Relations page of the Company’s website for 14 days.
Cousins Properties Incorporated is a leading diversified real estate company with extensive experience in development, acquisition, financing, management and leasing. Based in Atlanta, the Company actively invests in office and retail development projects. Since its founding in 1958, Cousins has developed 20 million square feet of office space, 20 million square feet of retail space, more than 3,500 multi-family units and more than 60 single-family neighborhoods. The Company is a fully integrated equity real estate investment trust (REIT) and trades on the New York Stock Exchange under the symbol CUZ, For more, please visit www.cousinsproperties.com.
The Condensed Consolidated Statements of Operations, Condensed Consolidated Balance Sheets and a schedule entitled Funds From Operations, which reconciles Net Income (Loss) Available to FFO, are attached to this press release. More detailed information on Net Income (Loss) Available and FFO results is included in the “Net Income and Funds From Operations — Supplemental Detail” schedule which is included along with other supplemental information in the Company’s Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission (“SEC”), and which can be viewed through the “Supplemental Information” and “SEC Filings” links on the “Investor Information & Filings” link of the Investor Relations page of the Company’s website at www.cousinsproperties.com. This information may also be obtained by calling the Company’s Investor Relations Department at (404) 407-1984.
Certain matters discussed in this news release are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risk. These include, but are not limited to, availability and terms of capital and financing; national and local economic conditions; the real estate industry in general and in specific markets; the potential for recognition of additional impairments due to continued adverse market and economic conditions; leasing risks; the financial condition of existing tenants; competition from other developers or investors; the risks associated with development projects; rising interest and insurance rates; the availability of sufficient development or investment opportunities; environmental matters; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010. The words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “may,” “intend,” “will” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.
-MORE-

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except share and per share amounts)

	Three Months Ended March 31,
	2011	2010
REVENUES:
Rental property revenues	$36,148	$34,773
Fee income	3,385	3,544
Third party management and leasing revenues	4,088	4,794
Multi-family residential unit sales	4,657	10,146
Residential lot and outparcel sales	165	13,819
Other	513	124

	48,956	67,200

COSTS AND EXPENSES:
Rental property operating expenses	14,248	14,531
Third party management and leasing expenses	4,093	4,958
Multi-family residential unit cost of sales	2,500	7,970
Residential lot and outparcel cost of sales	69	9,096
General and administrative expenses	7,400	8,017
Interest expense	7,544	9,781
Reimbursed expenses	1,512	1,859
Depreciation and amortization	13,475	13,176
Impairment loss	3,508	—
Separation expenses	101	68
Other	862	862

	55,312	70,318

LOSS ON EXTINGUISHMENT OF DEBT	—	(592)

LOSS FROM CONTINUING OPERATIONS BEFORE TAXES, UNCONSOLIDATED JOINT VENTURES AND SALE OF INVESTMENT PROPERTIES	(6,356)	(3,710)

BENEFIT FOR INCOME TAXES FROM OPERATIONS	64	1,146

INCOME FROM UNCONSOLIDATED JOINT VENTURES	2,496	2,920

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE OF INVESTMENT PROPERTIES	(3,796)	356

GAIN ON SALE OF INVESTMENT PROPERTIES	59	756

INCOME (LOSS) FROM CONTINUING OPERATIONS	(3,737)	1,112

INCOME (LOSS) FROM DISCONTINUED OPERATIONS:
Income from discontinued operations	72	1,068
Loss on sale of investment properties	(384)	—

	(312)	1,068

NET INCOME (LOSS)	(4,049)	2,180
NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(581)	(526)

NET INCOME (LOSS) ATTRIBUTABLE TO CONTROLLING INTEREST	(4,630)	1,654

DIVIDENDS TO PREFERRED STOCKHOLDERS	(3,227)	(3,227)

NET LOSS AVAILABLE TO COMMON STOCKHOLDERS	$(7,857)	$(1,573)

PER COMMON SHARE INFORMATION — BASIC AND DILUTED:
Loss from continuing operations attributable to controlling interest	$(0.07)	$(0.03)
Income from discontinued operations	—	0.01

Net loss available to common stockholders — basic and diluted	$(0.08)	$(0.02)

WEIGHTED AVERAGE SHARES — BASIC AND DILUTED	103,515	100,069

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010
(Unaudited, in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2011	2010
Net Loss Available to Common Stockholders	$(7,857)	$(1,573)
Depreciation and amortization:
Consolidated properties	13,475	13,176
Discontinued properties	64	719
Share of unconsolidated joint ventures	2,683	2,294
Depreciation of furniture, fixtures and equipment:
Consolidated properties	(563)	(567)
Discontinued properties	—	(4)
Share of unconsolidated joint ventures	(5)	(6)
(Gain) loss on sale of investment properties:
Consolidated	(59)	(756)
Discontinued properties	384	—
Gain on sale of undepreciated investment properties	—	697

Funds From Operations Available to Common Stockholders	$8,122	$13,980

Per Common Share — Basic and Diluted:
Net Loss Available	$(.08)	$(.02)

Funds From Operations	$.08	$.14

Weighted Average Shares-Basic	103,515	100,069

Weighted Average Shares-Diluted	103,530	100,069

     The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income (Loss) Available to Common Stockholders for Cousins Properties Incorporated and Subsidiaries. The Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and other key employees.
     Management believes that FFO before certain charges provides analysts and investors with appropriate information related to its core operations and for comparability of the results of its operations with other real estate companies.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)

	March 31, 2011	December 31, 2010
	(Unaudited)
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $286,547 and $274,925 in 2011 and 2010, respectively	$870,723	$898,119
Land held for investment or future development	123,885	123,879
Residential lots	63,698	63,403
Other	738	2,994

Total properties	1,059,044	1,088,395

CASH AND CASH EQUIVALENTS	5,097	7,599
RESTRICTED CASH	15,854	15,521
NOTES AND OTHER RECEIVABLES, net of allowance for doubtful accounts of $5,728 and $6,287 in 2011 and 2010, respectively	48,414	48,395
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	165,119	167,108
OTHER ASSETS	41,925	44,264

TOTAL ASSETS	$1,335,453	$1,371,282

LIABILITIES AND EQUITY
NOTES PAYABLE	$496,823	$509,509
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	26,455	32,388
DEFERRED GAIN	4,157	4,216
DEPOSITS AND DEFERRED INCOME	17,978	18,029

TOTAL LIABILITIES	545,413	564,142

COMMITMENTS AND CONTINGENT LIABILITIES

REDEEMABLE NONCONTROLLING INTERESTS	8,953	14,289

STOCKHOLDERS’ INVESTMENT:
Preferred stock, 20,000,000 shares authorized, $1 par value:
7.75% Series A cumulative redeemable preferred stock, $25 liquidation preference; 2,993,090 shares issued and outstanding in 2011 and 2010	74,827	74,827
7.50% Series B cumulative redeemable preferred stock, $25 liquidation preference; 3,791,000 shares issued and outstanding in 2011 and 2010	94,775	94,775
Common stock, $1 par value, 250,000,000 shares authorized, 107,201,480 and 106,961,959 shares issued in 2011 and 2010, respectively	107,201	106,962
Additional paid-in capital	685,028	684,551
Treasury stock at cost, 3,570,082 shares in 2011 and 2010	(86,840)	(86,840)
Distributions in excess of cumulative net income	(126,706)	(114,196)

TOTAL STOCKHOLDERS’ INVESTMENT	748,285	760,079

Nonredeemable noncontrolling interests	32,802	32,772

TOTAL EQUITY	781,087	792,851

TOTAL LIABILITIES AND EQUITY	$1,335,453	$1,371,282

COUSINS PROPERTIES INCORPORATED
KEY PERFORMANCE INDICATORS
As of March 31, 2011

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st

Property Statistics
Number of Operating Properties	38	38	38	38	41	41	40
Rentable Square Feet (in thousands)	14,113	14,078	14,078	13,869	14,156	14,156	13,747
Acres of Commercial Land (Company share)	569	539	479	482	510	510	510
Acres of Residential Land (Company share)	4,962	4,962	4,959	4,959	4,829	4,829	4,831
Number of Residential Lots Remaining to be Sold (Company Share)	4,632	4,594	4,559	4,531	3,684	3,684	3,667

Leverage Ratios (1)
Debt/Total Market Capitalization	46%	44%	46%	42%	40%	40%	39%
Debt + Preferred/Total Market Capitalization	56%	53%	57%	53%	50%	50%	49%
Recourse Debt/Total Market Capitalization	13%	12%	12%	8%	10%	10%	9%

Coverage Ratios (1)
Interest Coverage	1.92	2.61	2.26	2.40	2.89	2.53	2.76
Fixed Charges Coverage	1.40	1.89	1.66	1.62	1.97	1.78	1.86
Debt/Annualized EBITDA	9.03	6.95	7.28	7.03	6.13	6.51	6.88

Dividend Ratios (1)
FFO Payout Ratio	-46%	64%	115%	1034%	92%	111%	57%
FFO Before Certain Charges Payout Ratio	105%	61%	87%	89%	61%	72%	40%
FAD Payout Ratio	-40%	80%	213%	-202%	175%	224%	132%
FAD Before Certain Charges Payout Ratio	160%	75%	133%	186%	88%	107%	65%

Operations Ratios (1)
General and Administrative Expenses/Revenues	12.2%	11.9%	12.9%	11.8%	13.6%	12.5%	15.1%
Annualized General and Administrative Expenses/Total Undepreciated Assets	1.5%	1.9%	1.6%	1.5%	1.8%	1.7%	1.8%

(1)	See calculations and reconciliations of Non-GAAP financial measures.

COUSINS PROPERTIES INCORPORATED
FUNDS FROM OPERATIONS — SUMMARY
($ in thousands, except per share)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st

NET OPERATING INCOME
OFFICE	69,280	17,676	17,920	17,764	19,432	72,792	18,608
RETAIL	31,982	8,754	8,714	7,255	7,054	31,777	8,488
INDUSTRIAL	1,568	533	615	1,092	1,385	3,625	1,050
OTHER	26	18	59	15	4	96	1

TOTAL NET OPERATING INCOME	102,856	26,981	27,308	26,126	27,875	108,290	28,147

SALES LESS COST OF SALES
MULTI-FAMILY RESIDENTIAL	5,327	2,293	1,880	1,612	2,113	7,898	2,174
RESIDENTIAL LOTS	1,012	650	499	478	819	2,446	226
TRACTS AND OUTPARCEL	3,366	5,422	1,104	(3)	3,533	10,056	70
OTHER INVESTMENT PROPERTY	58	—	—	—	—	—	—

TOTAL SALES LESS COST OF SALES	9,763	8,365	3,483	2,087	6,465	20,400	2,470

FEE INCOME	11,840	3,544	3,728	3,966	3,205	14,443	3,385
THIRD PARTY MANAGEMENT AND LEASING REVENUES	21,966	4,794	4,485	4,724	4,974	18,977	4,088
OTHER INCOME	3,025	124	190	256	694	1,264	513

TOTAL FEE AND OTHER INCOME	36,831	8,462	8,403	8,946	8,873	34,684	7,986

THIRD PARTY MANAGEMENT AND LEASING EXPENSES	(17,878)	(4,958)	(4,214)	(4,122)	(4,099)	(17,393)	(4,093)

REIMBURSED EXPENSES	(5,378)	(1,859)	(1,398)	(1,392)	(1,648)	(6,297)	(1,512)

SEPARATION EXPENSES	(3,257)	(68)	(33)	(202)	(742)	(1,045)	(101)

GENERAL AND ADMINISTRATIVE EXPENSES	(26,198)	(8,017)	(6,763)	(6,172)	(7,565)	(28,517)	(7,400)

GAIN (LOSS) ON DEBT EXTINGUISHMENT AND INTEREST RATE SWAP	9,732	(592)	—	(9,235)	—	(9,827)	—

INTEREST EXPENSE	(45,328)	(10,680)	(11,233)	(9,889)	(9,630)	(41,432)	(8,736)

IMPAIRMENT LOSSES	(115,752)	—	(586)	—	(5,714)	(6,300)	(3,508)

OTHER EXPENSES	(16,674)	(996)	(3,363)	(1,563)	(121)	(6,043)	(1,400)

INCOME TAX (PROVISION) BENEFIT	(4,341)	1,146	(14)	(25)	(28)	1,079	64

DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS	(3,428)	(577)	(468)	(447)	(419)	(1,911)	(568)

PREFERRED STOCK DIVIDENDS	(12,907)	(3,227)	(3,227)	(3,226)	(3,227)	(12,907)	(3,227)

FFO	(91,960)	13,980	7,895	886	10,020	32,781	8,122
WEIGHTED AVERAGE SHARES	65,495	100,069	101,001	101,893	102,761	101,440	103,530
FFO PER SHARE	(1.40)	0.14	0.08	0.01	0.10	0.32	0.08

COUSINS PROPERTIES INCORPORATED
FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts and percentages)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st

NET OPERATING INCOME
OFFICE:
CONSOLIDATED PROPERTIES :
TERMINUS 100	14,491	3,720	3,731	3,635	3,695	14,781	4,015
191 PEACHTREE TOWER	7,190	2,945	2,895	2,982	4,295	13,117	3,228
THE AMERICAN CANCER SOCIETY CENTER	13,062	2,675	2,736	2,796	2,611	10,818	2,771
ONE GEORGIA CENTER	4,305	1,029	1,025	1,027	1,020	4,101	1,067
MERIDIAN MARK PLAZA	3,822	917	924	910	935	3,686	895
LAKESHORE PARK PLAZA	2,186	561	521	527	594	2,203	546
555 NORTH POINT CENTER EAST	2,063	482	539	505	512	2,038	506
200 NORTH POINT CENTER EAST	1,606	417	415	422	419	1,673	438
333 NORTH POINT CENTER EAST	1,685	406	422	352	395	1,575	419
THE POINTS AT WATERVIEW	2,050	460	540	447	480	1,927	415
100 NORTH POINT CENTER EAST	1,391	319	459	373	373	1,524	307
INHIBITEX	896	224	222	225	225	896	225
600 UNIVERSITY PARK PLACE	1,553	418	349	322	437	1,526	182
GALLERIA 75	261	55	87	63	114	319	132
COSMOPOLITAN CENTER	554	115	126	110	164	515	106

SUBTOTAL — OFFICE CONSOLIDATED	57,115	14,743	14,991	14,696	16,269	60,699	15,252

JOINT VENTURE PROPERTIES :
PALISADES WEST	4,968	1,215	1,240	1,223	1,334	5,012	1,511
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	3,616	894	904	963	918	3,679	933
TEN PEACHTREE PLACE	2,185	571	583	582	578	2,314	602
GATEWAY VILLAGE — PREFERRED RETURN	1,208	302	302	302	302	1,208	302
PRESBYTERIAN MEDICAL PLAZA	68	16	12	19	15	62	14
TERMINUS 200	58	—	(60)	50	29	19	14
OTHER	(53)	(22)	6	(18)	(18)	(52)	(19)

SUBTOTAL — OFFICE JOINT VENTURE	12,051	2,976	2,987	3,121	3,158	12,242	3,357

DISCONTINUED OPERATIONS :
8995 WESTSIDE PARKWAY	114	(43)	(58)	(53)	5	(149)	(1)

SUBTOTAL — OFFICE DISCONTINUED	114	(43)	(58)	(53)	5	(149)	(1)

TOTAL — OFFICE NET OPERATING INCOME	69,280	17,676	17,920	17,764	19,432	72,792	18,608

COUSINS PROPERTIES INCORPORATED
FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts and percentages)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st

RETAIL:
CONSOLIDATED PROPERTIES :
THE AVENUE FORSYTH	3,697	1,588	1,458	1,638	1,551	6,235	2,166
THE AVENUE WEBB GIN	5,583	1,484	1,214	1,307	1,290	5,295	1,463
THE AVENUE CARRIAGE CROSSING	4,800	1,082	1,503	1,396	1,257	5,238	1,254
TIFFANY SPRINGS MARKETCENTER	3,329	741	817	835	918	3,311	856

SUBTOTAL — RETAIL CONSOLIDATED	17,409	4,895	4,992	5,176	5,016	20,079	5,739

JOINT VENTURE PROPERTIES:
THE AVENUE MURFREESBORO	3,995	1,071	1,117	1,082	1,135	4,405	1,233
CW INVESTMENTS	—	—	—	—	—	—	594
THE AVENUE EAST COBB	661	154	161	167	152	634	144
GREENBRIER MARKETCENTER	543	142	136	138	135	551	142
NORTH POINT MARKETCENTER	447	105	133	129	146	513	138
THE AVENUE WEST COBB	497	130	105	125	133	493	135
THE AVENUE VIERA	578	153	131	131	116	531	128
THE AVENUE PEACHTREE CITY	454	117	106	118	96	437	106
LOS ALTOS MARKETCENTER	205	56	40	52	72	220	84
VIERA MARKETCENTER	205	48	50	51	52	201	49

SUBTOTAL — RETAIL JOINT VENTURE	7,585	1,976	1,979	1,993	2,037	7,985	2,753

DISCONTINUED OPERATIONS:
SAN JOSE MARKETCENTER	6,988	1,883	1,743	86	1	3,713	(4)

SUBTOTAL — RETAIL DISCONTINUED	6,988	1,883	1,743	86	1	3,713	(4)

TOTAL — RETAIL NET OPERATING INCOME	31,982	8,754	8,714	7,255	7,054	31,777	8,488

INDUSTRIAL :
KING MILL DISTRIBUTION PARK — BUILDING 3	1,047	339	418	470	558	1,785	537
LAKESIDE RANCH BUSINESS PARK — BUILDING 20	727	247	263	360	395	1,265	372

SUBTOTAL — INDUSTRIAL CONSOLIDATED	1,774	586	681	830	953	3,050	909

DISCONTINUED OPERATIONS:
JEFFERSON MILL BUSINESS PARK — BUILDING A	(206)	(53)	(66)	262	432	575	141

SUBTOTAL — INDUSTRIAL DISCONTINUED	(206)	(53)	(66)	262	432	575	141

TOTAL — INDUSTRIAL NET OPERATING INCOME	1,568	533	615	1,092	1,385	3,625	1,050

OTHER DISCONTINUED OPERATIONS NET OPERATING INCOME	(4)	—	—	—	—	—	—

OTHER CONSOLIDATED NET OPERATING INCOME	30	18	59	15	4	96	1

TOTAL NET OPERATING INCOME	102,856	26,981	27,308	26,126	27,875	108,290	28,147

COUSINS PROPERTIES INCORPORATED
FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts and percentages)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st

SALES LESS COST OF SALES
MULTI-FAMILY SALES LESS COST OF SALES — CONSOLIDATED	5,212	2,176	1,835	1,447	1,967	7,425	2,157
MULTI-FAMILY SALES LESS COST OF SALES — JOINT VENTURES	115	117	45	165	146	473	17

SUBTOTAL — MULTI-FAMILY SALES LESS COST OF SALES	5,327	2,293	1,880	1,612	2,113	7,898	2,174

LOT SALES LESS COST OF SALES — CONSOLIDATED	481	130	41	81	322	574	46
LOT SALES LESS COST OF SALES — JOINT VENTURES	531	520	458	397	497	1,872	180

SUBTOTAL — LOT SALES LESS COST OF SALES	1,012	650	499	478	819	2,446	226

TRACT SALES LESS COST OF SALES — CONSOLIDATED	1,185	697	1,002	(1)	(1)	1,697	—
TRACT SALES LESS COST OF SALES — JOINT VENTURES	264	46	102	2	3,457	3,607	20
OUTPARCEL SALES LESS COST OF SALES — CONSOLIDATED	1,917	4,593	—	—	77	4,670	50
OUTPARCEL SALES LESS COST OF SALES — JOINT VENTURE	—	86	—	(4)	—	82	—

SUBTOTAL — TRACT AND OUTPARCEL SALES LESS COST OF SALES	3,366	5,422	1,104	(3)	3,533	10,056	70

OTHER INVESTMENT PROPERTY LESS COST OF SALES — CONSOLIDATED	58	—	—	—	—	—	—

TOTAL SALES LESS COST OF SALES	9,763	8,365	3,483	2,087	6,465	20,400	2,470

FEE INCOME
DEVELOPMENT FEES	2,317	356	493	663	501	2,013	532
MANAGEMENT FEES	8,729	2,748	2,199	2,230	2,485	9,662	2,377
LEASING & OTHER FEES	794	440	1,036	1,073	219	2,768	476

TOTAL — FEE INCOME	11,840	3,544	3,728	3,966	3,205	14,443	3,385

THIRD PARTY MANAGEMENT AND LEASING REVENUES
DEVELOPMENT FEES	1,042	249	285	293	412	1,239	249
MANAGEMENT FEES	15,914	3,690	3,437	3,239	3,173	13,539	3,359
LEASING & OTHER FEES	5,010	855	763	1,192	1,389	4,199	480

TOTAL — THIRD PARTY MANAGEMENT AND LEASING REVENUES	21,966	4,794	4,485	4,724	4,974	18,977	4,088

OTHER INCOME
TERMINATION FEES	1,717	8	33	26	447	514	394
INTEREST AND OTHER INCOME — CONTINUING OPERATIONS	1,255	116	138	219	242	715	119
INTEREST AND OTHER INCOME — DISCONTINUED OPERATIONS	53	—	19	11	5	35	—

TOTAL INTEREST INCOME & OTHER	3,025	124	190	256	694	1,264	513

COUSINS PROPERTIES INCORPORATED
FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts and percentages)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st

THIRD PARTY MANAGEMENT AND LEASING EXPENSES	17,878	4,958	4,214	4,122	4,099	17,393	4,093

REIMBURSED EXPENSES	5,378	1,859	1,398	1,392	1,648	6,297	1,512

SEPARATION EXPENSES	(3,257)	(68)	(33)	(202)	(742)	(1,045)	(101)

GENERAL AND ADMINISTRATIVE EXPENSES	(26,198)	(8,017)	(6,763)	(6,172)	(7,565)	(28,517)	(7,400)

GAIN (LOSS) ON DEBT EXTINGUISHMENT AND INTEREST RATE SWAP	9,732	(592)	—	(9,235)	—	(9,827)	—

INTEREST EXPENSE
CONSOLIDATED DEBT:
THE AMERICAN CANCER SOCIETY CENTER	(8,982)	(2,215)	(2,240)	(2,263)	(2,264)	(8,982)	(2,215)
TERMINUS 100	(11,208)	(2,802)	(2,802)	(2,802)	(2,729)	(11,135)	(1,842)
CREDIT FACILITY, UNSECURED (LIBOR LIBOR + 1.75% to 2.25%)	(8,599)	(1,037)	(1,277)	(1,528)	(1,393)	(5,235)	(1,475)
333 & 555 NORTH POINT CENTER EAST	(1,966)	(482)	(479)	(475)	(470)	(1,906)	(471)
MERIDIAN MARK PLAZA	(1,886)	(465)	(462)	(425)	(411)	(1,763)	(409)
LAKESHORE PARK PLAZA	(1,132)	(280)	(278)	(278)	(276)	(1,112)	(275)
THE POINTS AT WATERVIEW	(1,007)	(248)	(247)	(245)	(243)	(983)	(242)
600 UNIVERSITY PARK PLACE	(950)	(235)	(234)	(232)	(232)	(933)	(230)
100 NORTH POINT CENTER EAST	(681)	(170)	(170)	(170)	(169)	(679)	(169)
200 NORTH POINT CENTER EAST	(681)	(170)	(170)	(170)	(169)	(679)	(169)
OTHER	(1,945)	(61)	(61)	(58)	(55)	(235)	(47)
UNSECURED TERM LOAN (LIBOR + 0.70% to 1.20%)	(6,092)	(1,616)	(1,866)	(56)	—	(3,538)	—
CAPITALIZED	3,736	—	—	—	—	—	—

SUBTOTAL — CONSOLIDATED	(41,393)	(9,781)	(10,286)	(8,702)	(8,411)	(37,180)	(7,544)

JOINT VENTURE DEBT:
THE AVENUE MURFREESBORO	(861)	(197)	(251)	(489)	(472)	(1,409)	(458)
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	(1,501)	(371)	(369)	(367)	(365)	(1,472)	(364)
TEN PEACHTREE PLACE	(766)	(189)	(189)	(188)	(186)	(752)	(184)
TERMINUS 200	—	—	(3)	(34)	(118)	(155)	(89)
THE AVENUE EAST COBB	(339)	(84)	(83)	(57)	(22)	(246)	(49)
TEMCO ASSOCIATES	(122)	(26)	(27)	(27)	(29)	(109)	(26)
CL REALTY	(215)	(32)	(25)	(25)	(27)	(109)	(22)
OTHER	(130)	—	—	—	—	—	—

SUBTOTAL — JOINT VENTURE	(3,934)	(899)	(947)	(1,187)	(1,219)	(4,252)	(1,192)

TOTAL INTEREST EXPENSE	(45,328)	(10,680)	(11,233)	(9,889)	(9,630)	(41,432)	(8,736)

IMPAIRMENT LOSSES
IMPAIRMENT LOSS — CONSOLIDATED	(40,512)	—	(586)	—	(1,968)	(2,554)	(3,508)
IMPAIRMENT LOSS — OTHER	(24,182)	—	—	—	(3,746)	(3,746)	—
IMPAIRMENT LOSS — JOINT VENTURE INVESTMENTS	(51,058)	—	—	—	—	—	—

TOTAL — IMPAIRMENT LOSSES	(115,752)	—	(586)	—	(5,714)	(6,300)	(3,508)

OTHER EXPENSES
PROPERTY TAXES & OTHER HOLDING COSTS	(4,830)	(825)	(834)	(805)	(694)	(3,158)	(803)
PREDEVELOPMENT & OTHER	(8,313)	(37)	(2,168)	(104)	1,051	(1,258)	(59)
MINORITY INTEREST EXPENSE	(2,252)	(526)	(584)	(696)	(734)	(2,540)	(581)
OTHER — JOINT VENTURE	(1,279)	392	223	42	256	913	43

TOTAL — OTHER EXPENSES	(16,674)	(996)	(3,363)	(1,563)	(121)	(6,043)	(1,400)

INCOME TAX (PROVISION) BENEFIT	(4,341)	1,146	(14)	(25)	(28)	1,079	64

DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS
CONSOLIDATED	(3,366)	(567)	(462)	(441)	(414)	(1,884)	(563)
DISCONTINUED OPERATIONS	(16)	(4)	(1)	0	—	(5)	—
SHARE OF UNCONSOLIDATED JOINT VENTURES	(46)	(6)	(5)	(6)	(5)	(22)	(5)

TOTAL — NON-REAL ESTATE DEPRECIATION AND AMORTIZATION	(3,428)	(577)	(468)	(447)	(419)	(1,911)	(568)

PREFERRED STOCK DIVIDENDS	(12,907)	(3,227)	(3,227)	(3,226)	(3,227)	(12,907)	(3,227)

FFO	(91,960)	13,980	7,895	886	10,020	32,781	8,122
WEIGHTED AVERAGE SHARES	65,495	100,069	101,001	101,893	102,761	101,440	103,530
FFO PER SHARE	(1.40)	0.14	0.08	0.01	0.10	0.32	0.08

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of and For the Three Months ended March 31, 2011

				Company Share
							Property
			Company’s	% of Total		Weighted	Level
	Metropolitan	Rentable	Ownership	Net Operating	Percent	Average	Debt
Property Description	Area	Square Feet	Interest	Income	Leased	Occupancy (1)	($000)
I. OFFICE OPERATING PROPERTIES
Terminus 100	Atlanta	655,000	100.00%	14%	97%	95%	139,678
191 Peachtree Tower	Atlanta	1,219,000	100.00%	12%	80%	73%	—
The American Cancer Society Center	Atlanta	996,000	100.00%	10%	95%	86%	136,000
One Georgia Center (3)	Atlanta	376,000	100.00%	4%	97%	97%	—
Meridian Mark Plaza	Atlanta	160,000	100.00%	3%	97%	91%	26,809
Emory University Hospital Midtown Medical Office Tower	Atlanta	358,000	50.00%	3%	100%	98%	24,220
Ten Peachtree Place (2)	Atlanta	260,000	50.00%	2%	94%	94%	13,319
555 North Point Center East	Atlanta	152,000	100.00%	2%	98%	98%	13,092
200 North Point Center East	Atlanta	130,000	100.00%	2%	100%	100%	12,372
333 North Point Center East	Atlanta	130,000	100.00%	1%	98%	97%	13,092
100 North Point Center East	Atlanta	128,000	100.00%	1%	94%	94%	12,372
Inhibitex	Atlanta	51,000	100.00%	1%	100%	100%	—
Galleria 75	Atlanta	111,000	100.00%	0%	67%	65%	—
Cosmopolitan Center	Atlanta	84,000	100.00%	0%	93%	93%	—
Terminus 200 (2)	Atlanta	566,000	20.00%	0%	72%	23%	9,787

GEORGIA		5,376,000		56%	91%	85%	400,741

Palisades West	Austin	373,000	50.00%	5%	97%	97%	—
The Points at Waterview	Dallas	203,000	100.00%	1%	84%	86%	16,480

TEXAS		576,000		7%	90%	91%	16,480

Lakeshore Park Plaza (3)	Birmingham	197,000	100.00%	2%	95%	95%	17,451
600 University Park Place (3)	Birmingham	123,000	100.00%	1%	89%	61%	12,228

ALABAMA		320,000		3%	92%	82%	29,679

Gateway Village (2)	Charlotte	1,065,000	50.00%	1%	100%	100%	46,815
Presbyterian Medical Plaza	Charlotte	69,000	11.50%	0%	78%	78%	—

NORTH CAROLINA		1,134,000		1%	100%	100%	46,815

TOTAL OFFICE OPERATING PROPERTIES		7,406,000		66%	92%	87%	493,715

II. RETAIL OPERATING PROPERTIES
The Avenue Forsyth (3)	Atlanta	523,000	100.00%	8%	86%	67%	—
The Avenue Webb Gin	Atlanta	322,000	100.00%	5%	88%	86%	—
The Avenue East Cobb	Atlanta	230,000	11.50%	1%	94%	93%	4,195
North Point MarketCenter	Atlanta	401,000	10.32%	0%	99%	97%	—
The Avenue West Cobb	Atlanta	255,000	11.50%	0%	97%	95%	—
The Avenue Peachtree City	Atlanta	183,000	11.50%	0%	91%	88%	—

GEORGIA		1,914,000		15%	88%	77%	4,195

The Avenue Carriage Crossing (3)	Memphis	511,000	100.00%	4%	88%	88%	—
The Avenue Murfreesboro	Nashville	751,000	50.00%	4%	85%	85%	50,992
Mt. Juliet Village (2)	Nashville	91,000	50.50%	1%	77%	75%	3,106
The Shops of Lee Village (2)	Nashville	74,000	50.50%	0%	77%	83%	2,803
Creek Plantation Village (2)	Chattanooga	78,000	50.50%	0%	91%	91%	3,172

TENNESSEE		1,505,000		10%	86%	87%	60,073

Tiffany Springs MarketCenter (3)	Kansas City	238,000	100.00%	3%	82%	80%	—

MISSOURI		238,000		3%	82%	80%	—

Highland City Town Center (2)	Lakeland	96,000	50.50%	1%	87%	87%	5,462
The Avenue Viera	Viera	332,000	11.50%	0%	95%	92%	—
Viera MarketCenter	Viera	178,000	11.50%	0%	94%	94%	—

FLORIDA		606,000		1%	91%	90%	5,462

Greenbrier MarketCenter	Chesapeake	376,000	10.32%	1%	100%	100%	—

VIRGINIA		376,000		1%	100%	100%	—

Los Altos MarketCenter	Long Beach	157,000	10.32%	0%	100%	100%	—

CALIFORNIA		157,000		0%	100%	100%	—

TOTAL RETAIL OPERATING PROPERTIES		4,796,000		30%	87%	82%	69,730

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of and For the Three Months ended March 31, 2011

				Company Share
							Property
			Company’s	% of Total Net		Weighted	Level
	Metropolitan	Rentable	Ownership	Operating	Percent	Average	Debt
Property Description	Area	Square Feet	Interest	Income	Leased	Occupancy (1)	($000)
III. INDUSTRIAL OPERATING PROPERTIES
King Mill Distribution Park — Building 3 (3)	Atlanta	796,000	100.00%	2%	100%	100%	—

GEORGIA		796,000		2%	100%	100%	—

Lakeside Ranch Business Park — Building 20 (3)	Dallas	749,000	100.00%	1%	91%	77%	—

TEXAS		749,000		1%	91%	77%	—

TOTAL INDUSTRIAL OPERATING PROPERTIES		1,545,000		3%	96%	89%	—

TOTAL OPERATING PORTFOLIO		13,747,000		100%	91%	86%	563,445

(1)	Weighted average occupancy represents an average of the square footage occupied at the property.

(2)	This property is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate.

(3)	This property is shown as 100% as it is owned through a consolidated joint venture. The joint venture is with a third party who has contributed equity and the joint venture partner may receive distributions from the venture in connection with its equity ownership.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY PERFORMANCE (1)
($ in thousands)

	Three Months Ended			Q1’ 11 vs	Q1’ 11 vs
	March 31,	March 31,	December 31,	Q1’ 10	Q4’ 10
	2011	2010	2010	% Change	% Change
Rental Property Revenues (2)
Office	31,310	30,446	30,570	2.8%	2.4%
Retail	11,298	10,518	11,151	7.4%	1.3%

Total Rental Property Revenues	42,608	40,963	41,720	4.0%	2.1%

Rental Property Operating Expenses (2)
Office	12,695	12,713	11,585	-0.1%	9.6%
Retail	3,400	3,644	4,097	-6.7%	-17.0%

Total Rental Property Operating Expenses	16,095	16,356	15,683	-1.6%	2.6%

Same Property Net Operating Income
Office	18,615	17,733	18,984	5.0%	-1.9%
Retail	7,898	6,874	7,053	14.9%	12.0%

Total Same Property Net Operating Income	26,513	24,607	26,038	7.7%	1.8%

	Three Months Ended			Q1’ 11 vs	Q1’ 11 vs
	March 31,	March 31,	December 31,	Q1’ 10	Q4’ 10
	2011	2010	2010	% Change	% Change
Cash Basis Same Property Net Operating Income (3)
Office	17,154	16,876	17,964	1.6%	-4.5%
Retail	7,582	6,532	6,703	16.1%	13.1%

Total Cash Basis Same Property Net Operating Income	24,735	23,408	24,667	5.7%	0.3%

(1)	Same Properties include those office and retail properties that were operational on January 1, 2010, excluding properties subsequently sold.

(2)	Rental Property Revenues and Expenses includes rental property revenues and expenses of the Company and its share of unconsolidated joint ventures.

(3)	Cash Basis Same Property Net Operating Income is Net Operating Income of the Company and its share of unconsolidated joint ventures. It excludes straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of March 31, 2011
OFFICE
As of March 31, 2011, the Company’s office portfolio included 21 commercial office buildings. The weighted average remaining lease term of these office buildings was approximately seven years as of March 31, 2011. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2020 &
	2011	2012	2013	2014	2015	2016	2017	2018	2019	Thereafter	Total
Company Share
Square Feet Expiring	409,248	176,921	541,308	264,310	427,725	706,665	471,734	272,724	540,155	1,561,297	5,372,087
% of Leased Space	8%	3%	10%	5%	8%	13%	9%	5%	10%	29%	100%
Annual Contractual Rent ($000’s) (1)	$6,512	$3,426	$12,406	$5,529	$9,206	$13,681	$12,321	$7,909	$12,476	$37,785	$121,251
Annual Contractual Rent/Sq. Ft. (1)	$15.91	$19.37	$22.92	$20.92	$21.52	$19.36	$26.12	$29.00	$23.10	$24.20	$22.57
RETAIL
As of March 31, 2011, the Company’s retail portfolio included 17 retail properties. The weighted average remaining lease term of these retail properties was approximately eight years as of March 31, 2011. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2020 &
	2011	2012	2013	2014	2015	2016	2017	2018	2019	Thereafter	Total
Company Share
Square Feet Expiring (2)	74,360	67,208	70,643	99,124	104,855	273,127	128,112	329,465	319,525	599,751	2,066,170
% of Leased Space	4%	3%	4%	5%	5%	13%	6%	16%	15%	29%	100%
Annual Contractual Rent ($000’s) (1)	$1,281	$1,210	$1,716	$1,993	$2,330	$6,175	$3,206	$7,402	$6,791	$7,088	$39,192
Annual Contractual Rent/Sq. Ft. (1)	$17.22	$18.01	$24.28	$20.10	$22.23	$22.61	$25.03	$22.47	$21.25	$11.82	$18.97

(1)	Annual Contractual Rent shown is the estimated rate in the year of expiration. It includes the minimum contractual rent paid by the tenant which, in most of the office leases, includes a base year of operating expenses.

(2)	Certain leases contain termination options, with or without penalty, if co-tenancy clauses or sales volume levels are not achieved. The expiration date per the lease is used for these leases in the above table, although early termination is possible.

COUSINS PROPERTIES INCORPORATED
TOP 20 TENANTS
BASED ON ANNUALIZED BASE RENT
As of March 31, 2011

			Company Share of	Average
			Annualized Base	Remaining Lease
	Tenant (1)	Product Type	Rent (2)	Term (Years)
1.	Deloitte & Touche	Office	4.4%	13.2
2.	Georgia Department of Transportation	Office	3.9%	8.3
3.	American Cancer Society	Office	3.4%	11.3
4.	AGL Services Company	Office	2.4%	2.0
5.	Intemap Network Services	Office	2.4%	9.1
6.	Morgan Stanley	Office	2.1%	6.2
7.	MedAssets Net Revenue Systems LLC	Office	2.0%	4.0
8.	Dimensional Fund Advisors	Office	2.0%	12.5
9.	Briggs & Stratton Corporation	Industrial	1.7%	3.5
10.	Bombardier Aerospace Corporation	Office	1.6%	1.9
11.	CB Richard Ellis, Inc.	Office	1.5%	8.3
12.	US South Communications	Office	1.5%	9.1
13.	Bank of America (3)	Office	1.5%	5.6
14.	Emory University	Office	1.4%	5.8
15.	Northside Hospital	Office	1.3%	6.1
16.	Wells Fargo Bank, N.A.	Office	1.2%	3.7
17.	Cumulus Media, Inc.	Office	1.2%	5.0
18.	Premiere Global Services, Inc.	Office	1.2%	6.7
19.	HD Supply Facilities Maintenance, LTD.	Industrial	1.2%	7.4
20.	Turner Broadcasting System, Inc.	Office	1.2%	0.2

	Total of Top 20 Tenants		44.1%	6.0

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.

(2)	Annualized Base Rent represents the annualized minimum rent paid by the tenant as of the date of this report. If the tenant is in a free rent period as of the date of this report, Annualized Base Rent represents the annualized minimum contractual rent the tenant will pay in the first month it is required to pay rent.

(3)	The Company’s economic exposure for this tenant is limited through a joint venture arrangement to a fixed return.

NOTE:	This schedule includes tenants whose leases have commenced and/or have taken occupancy. Leases that have been signed but have not commenced are excluded from this schedule.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF COMMERCIAL LAND HELD
As of March 31, 2011

		Company’s	Developable	Cost
	Metropolitan	Ownership	Land Area	Basis
Property Description	Area	Interest	(Acres)	($000) (1)
Wildwood Office Park	Atlanta	50.00%	36	$21,186

Terminus	Atlanta	100.00%	4	12,652	(2)

615 Peachtree Street	Atlanta	100.00%	2	12,492	(2)

The Avenue Forsyth (3) (4)	Atlanta	100.00%	15	10,442	(2)

King Mill Distribution Park	Atlanta	100.00%	86	10,089	(2)

Jefferson Mill Business Park	Atlanta	100.00%	117	9,196	(2)

549 / 555 / 557 Peachtree Street	Atlanta	100.00%	1	8,794	(2)

North Point	Atlanta	100.00%	42	6,519	(2)

Wildwood Office Park	Atlanta	100.00%	23	1,014	(2)

The Avenue Webb Gin (3)	Atlanta	100.00%	2	946	(2)

Georgia			328	93,330

Round Rock Land	Austin	100.00%	60	17,115	(2)

Lakeside Ranch Business Park (5)	Dallas	100.00%	51	9,821	(2)

Research Park V	Austin	100.00%	6	4,968	(2)

Lancaster (5)	Dallas	100.00%	47	4,844	(2)

Texas			164	36,748

The Avenue Murfreesboro (3) (5)	Nashville	50.00%	6	4,099

The Avenue Carriage Crossing (3) (5)	Memphis	100.00%	2	1,969	(2)

The Shops of Lee Village (3) (5)	Nashville	50.50%	6	1,944

Tennessee			14	8,012

Highland City Town Center (3) (5)	Lakeland	50.50%	56	5,469

Florida			56	5,469

TOTAL LAND HELD			562	$143,559

COMPANY’S SHARE OF TOTAL			510	$116,654

(1)	Cost Basis reflects the Company’s basis for consolidated properties and the venture’s basis for joint venture properties. In some cases, the Company’s share of a venture’s basis may be different than the Company’s investment due to capitalization of costs and impairments at the Company’s investment level.

(2)	The cost basis of these consolidated properties aggregates to $110,861,000. Including the basis of the Blalock acreage of $9,650,000 and Handy Road acreage of $3,374,000, which are both included on the Inventory of Lots and Acres in Residential Projects schedule, these properties total $123,885,000, which is reflected on the Condensed Consolidated Balance Sheet.

(3)	Land is adjacent to an existing retail center and will either be sold or developed as an additional phase of the retail center.

(4)	A portion of the developable land area is owned 100% by the Company and a portion is owned 88.5% by a consolidated joint venture.

(5)	This project is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale most likely will be disproportionate.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LOTS AND TRACTS IN RESIDENTIAL PROJECTS
As of March 31, 2011

		Company’s	Lots			Tracts (2)		Cost
		Ownership	Estimated to	Total	Remaining	Sold since		Basis
Description	Metropolitan Area	Interest	be Developed (1)	Sold	to be Sold	Inception	Remaining	($000’s) (3)
Blalock Lakes (6)	Atlanta	100.00%	154	19	135	—	1,205	$49,667	(4)

The Georgian	Atlanta	37.50%	1,385	288	1,097	—	—	23,674

Seven Hills	Atlanta	50.00%	1,081	636	445	1,070	113	16,699

Callaway Gardens (5) (6)	Pine Mountain	100.00%	559	30	529	—	—	15,631	(4)

Paulding County	Atlanta	50.00%	—	—	—	764	5,731	14,846

West Park	Atlanta	50.00%	84	21	63	—	—	5,332

The Lakes at Cedar Grove	Atlanta	100.00%	906	727	179	—	—	4,653	(4)

Handy Road	Atlanta	50.00%	—	—	—	—	1,187	3,374

Tillman Hall	Atlanta	100.00%	29	7	22	—	—	2,534	(4)

Harris Place	Atlanta	50.00%	27	18	9	—	—	652

River’s Call	Atlanta	100.00%	107	95	12	—	—	477	(4)

Longleaf at Callaway (6)	Pine Mountain	100.00%	138	125	13	—	—	386	(4)

Bentwater	Atlanta	50.00%	1,676	1,671	5	—	—	16

Georgia			6,146	3,637	2,509	1,834	8,236	137,941

Southern Trails	Houston	40.00%	1,027	452	575	114	—	17,116

Long Meadow Farms	Houston	18.75%	2,083	711	1,372	133	113	12,558

Waterford Park	Houston	50.00%	210	—	210	—	90	8,530

Padre Island	Corpus Christi	50.00%	—	—	—	—	15	7,545

Summer Lakes	Houston	50.00%	1,130	357	773	56	—	7,067

Village Park	Dallas/Fort Worth	50.00%	571	356	215	3	2	6,947

Bar C Ranch	Dallas/Fort Worth	50.00%	1,199	251	948	—	—	6,780

Summer Creek Ranch	Dallas/Fort Worth	50.00%	1,274	796	478	624	71	5,074

Stonewall Estates	San Antonio	25.00%	388	271	117	—	—	4,951

Village Park North	Dallas/Fort Worth	50.00%	189	72	117	23	—	2,342

Stillwater Canyon	Dallas/Fort Worth	50.00%	335	225	110	—	—	2,325

Texas			8,406	3,491	4,915	953	291	81,235

Bridle Path Estates	Tampa/St. Petersburg	50.00%	87	—	87	—	—	3,026

Creekside Oaks	Tampa/St. Petersburg	50.00%	301	171	130	—	—	2,855

Manatee River Plantation	Tampa/St. Petersburg	50.00%	457	348	109	—	—	2,604

Florida			845	519	326	—	—	8,485

TOTAL INVENTORY OF LOTS AND ACRES IN RESIDENTIAL PROJECTS			15,397	7,647	7,750	2,787	8,527	$227,661

COMPANY SHARE OF TOTAL			7,621	3,954	3,667	1,341	4,831	$133,666

(1)	This estimate represents the total projected development capacity for a development on owned land currently anticipated to be developed as lots. The lot numbers shown include lots currently developed or to be developed over time, based on management’s current estimates, and lots sold to date from inception of development.

(2)	Tracts represents acres of land adjacent to the residential community that may be sold to third parties in large tracts for residential, multi-family or commercial development.

(3)	Cost Basis reflects the Company’s basis for consolidated properties and the venture’s basis for joint venture properties. In some cases, the Company’s share of a venture’s basis may be different than the Company’s investment due to capitalization of costs and impairments at the Company’s investment level.

(4)	The cost basis of these consolidated properties aggregates to $73,348,000. Excluding the basis of the Blalock acreage of $9,650,000, these properties total $63,698,000, which is reflected on the Condensed Consolidated Balance Sheet.

(5)	Company’s ownership interest is shown at 100% as Callaway Gardens is owned in a joint venture which is consolidated with the Company. The partner is entitled to a share of the profits after the Company’s capital is recovered.

(6)	All lots at Longleaf at Callaway and certain lots at Callaway Gardens and Blalock Lakes are sold to a homebuilding venture, of which the Company is a joint venture partner. As a result of this relationship, the Company defers some or all profits until houses are built and sold, rather than at the time lots are sold, as is the case with the Company’s other residential developments.

COUSINS PROPERTIES INCORPORATED
DEBT OUTSTANDING
As of March 31, 2011
($ in thousands)

			Rate										Company’s
	Ownership		End of	Maturity		Company’s Share of Debt Maturities and Principal Payments							Share
Description (Interest Rate Base, if not fixed)	Percentage		Quarter	Date		2011	2012	2013	2014	2015	Thereafter	Total	Recourse (1)
CONSOLIDATED DEBT

Floating Rate Debt
Handy Road Associates (Prime + 1.0%, not less than 6%)	50.00	%(2)	6.00%	3/30/2011		$3,374	$—	$—	$—	$—	$—	$3,374	$—
Credit Facility, Unsecured (LIBOR + 1.75%-2.25%; $350mm facility) (3)	100.00%		2.24%	8/29/2012		—	93,700	—	—	—	—	93,700	93,700

Total Floating Rate Debt						3,374	93,700	—	—	—	—	97,074	93,700

Fixed Rate Debt
600 University Park Place	100.00%		7.38%	8/10/2011		12,228	—	—	—	—	—	12,228	—
333/555 North Point Center East	100.00%		7.00%	11/1/2011	(4)	26,184	—	—	—	—	—	26,184	26,184
100/200 North Point Center East	100.00%		5.39%	6/1/2012		266	24,478	—	—	—	—	24,744	—
Lakeshore Park Plaza	100.00%		5.89%	8/1/2012		288	17,163	—	—	—	—	17,451	—
Callaway Gardens	100.00%		4.13%	11/18/2013		—	—	175	—	—	—	175	—
The Points at Waterview	100.00%		5.66%	1/1/2016		345	484	512	541	573	14,025	16,480	—
The American Cancer Society Center (5)	100.00%		6.45%	9/1/2017		350	1,408	1,528	1,631	1,741	129,342	136,000	—
Meridian Mark Plaza	100.00%		6.00%	8/1/2020		255	359	381	405	430	24,979	26,809	—
Terminus 100	100.00%		5.25%	1/1/2023		1,484	2,071	2,182	2,300	2,424	129,217	139,678	—

Total Fixed Rate Date						41,400	45,963	4,778	4,877	5,168	297,563	399,749	26,184

TOTAL CONSOLIDATED DEBT						44,774	139,663	4,778	4,877	5,168	297,563	496,823	119,884

UNCONSOLIDATED SECURED DEBT

Floating Rate Debt
Pine Mountain Builders (LIBOR + 4.0%, not less than 5%)	50.00%		5.00%	6/11/2011		332	—	—	—	—	—	332	—
Summer Lakes (Prime + 1.5%)	50.00%		4.75%	8/22/2011		496	—	—	—	—	—	496	—
Waterford Park (Prime + 1.5%)	50.00%		4.75%	11/8/2011		580	—	—	—	—	—	580	—
Bentwater Links (LIBOR + 6.5%)	50.00%		6.74%	5/23/2012		—	1,447	—	—	—	—	1,447	—
The Avenue Murfreesboro (LIBOR + 3.0%; $113.2mm facility)	50.00%		3.24%	7/20/2013		—	—	50,992	—	—	—	50,992	26,220
Terminus 200 (LIBOR + 2.5%; $92mm facility)	20.00%		2.74%	12/31/2013		—	—	9,787	—	—	—	9,787	—
Highland City Town Center (LIBOR + 2.65%)	50.50	%(6)	2.89%	1/1/2016	(7)	73	103	109	116	123	4,938	5,462	—
Creek Plantation Village (LIBOR + 2.65%)	50.50	%(6)	2.89%	1/1/2016	(7)	43	60	64	67	71	2,867	3,172	—
Mt. Juliet Village (LIBOR + 2.85%; $9.2mm facility)	50.50	%(6)	3.09%	1/1/2016	(7)	—	—	50	56	59	2,941	3,106	1,538
The Shops of Lee Village (LIBOR + 2.85%; $7.1mm facility)	50.50	%(6)	3.09%	1/1/2016	(7)	—	—	45	50	53	2,655	2,803	1,388

Total Floating Rate Debt						1,524	1,610	61,047	289	306	13,401	78,177	29,146

Fixed Rate Debt
Emory University Hospital Midtown Medical Office Tower	50.00%		5.90%	6/1/2013		404	568	23,248	—	—	—	24,220	—
Ten Peachtree Place	50.00%		5.39%	4/1/2015		223	311	329	347	12,109	—	13,319	—
Gateway Village	50.00%		6.41%	12/1/2016		5,266	7,427	7,917	8,440	8,997	8,768	46,815	—
The Avenue East Cobb	11.50%		4.52%	12/1/2017		51	71	74	78	81	3,840	4,195	—

Total Fixed rate debt						5,944	8,377	31,568	8,865	21,187	12,608	88,549	—

TOTAL UNCONSOLIDATED DEBT						$7,468	$9,987	$92,615	$9,154	$21,493	$26,009	$166,726	$29,146

TOTAL DEBT						$52,242	$149,650	$97,393	$14,031	$26,661	$323,572	$663,549	$149,030

TOTAL MATURITIES						$43,194	$136,788	$84,202	$—	$12,109	$298,616	$574,909

% OF MATURITIES						7%	24%	15%	0%	2%	52%	100%

COUSINS PROPERTIES INCORPORATED
DEBT OUTSTANDING
As of March 31, 2011
($ in thousands)
Floating and Fixed Rate Debt Analysis

				Weighted
				Average
		% of Total	Stated Weighted	Maturity
		Debt	Average Rate	(Years)

Floating Rate Debt	$175,251	26%	2.75%	2.0
Fixed Rate Debt	488,298	74%	5.96%	6.8

Total Debt	$663,549	100%	5.11%	5.5

Unsecured and Secured Debt Analysis

				Weighted
				Average
		% of Total	Stated Weighted	Maturity
		Debt	Average Rate	(Years)

Unsecured Debt	$93,700	14%	2.24%	1.4
Secured Debt	569,849	86%	5.58%	6.2

Total Debt	$663,549	100%	5.11%	5.5

(1)	Non-recourse loans are subject to customary carve-outs.

(2)	The Company consolidates the Handy Road venture even though it owns 50%. The mortgage note is past due and the venture notified the lender that it did not intend to repay this note. The bank has commenced foreclosure procedures and it is anticipated this process will be complete in the second quarter of 2011.

(3)	Total capacity of the Credit Facility is $350 million. The maximum amount the Company may borrow at any point in time is based on certain covenant calculations and by amounts drawn and letters of credit outstanding. Based on these calculations the Company could borrow $250.1 million at March 31, 2011. The maturity schedule assumes the one year extension is elected. The interest rate on this instrument as of March 31, 2011 was LIBOR plus a spread of 2%.

(4)	The Company has notified the lender of its intent to repay this mortgage note in full on June 1, 2011.

(5)	The real estate and other assets of this property are restricted under a loan agreement such that these assets are not available to settle other debts of the Company.

(6)	The ownership percentage and the allocation of results of operations and/or gain or losses on property sales may be disproportionate.

(7)	These loans may be extended for two additional one-year terms, provided certain conditions are met.

COUSINS PROPERTIES INCORPORATED
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts, percentages and ratios)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st

2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:
TOTAL BY SEGMENT:
OFFICE:
SECOND GENERATION LEASING RELATED COSTS	2,745	334	954	2,378	1,697	5,363	1,896
SECOND GENERATION BUILDING IMPROVEMENTS	1,339	81	270	192	81	624	25

	4,084	415	1,224	2,570	1,778	5,987	1,921
RETAIL:
SECOND GENERATION LEASING RELATED COSTS	2,415	594	500	767	752	2,613	51
TOTAL 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX	6,499	1,009	1,724	3,337	2,530	8,600	1,972
NET OPERATING INCOME:
OFFICE CONSOLIDATED PROPERTIES	57,115	14,743	14,991	14,696	16,269	60,699	15,252
RETAIL CONSOLIDATED PROPERTIES	17,409	4,895	4,992	5,176	5,016	20,079	5,739
INDUSTRIAL CONSOLIDATED PROPERTIES	1,774	586	681	830	953	3,050	909
OTHER RENTAL OPERATIONS - CONSOLIDATED	30	18	59	15	4	96	1

NET OPERATING INCOME - CONSOLIDATED	76,328	20,242	20,723	20,717	22,242	83,924	21,900
RENTAL PROPERTY REVENUES	139,504	34,773	35,969	35,946	36,013	142,701	36,148
RENTAL PROPERTY OPERATING EXPENSES	(63,176)	(14,531)	(15,246)	(15,229)	(13,771)	(58,777)	(14,248)

NET OPERATING INCOME - CONSOLIDATED	76,328	20,242	20,723	20,717	22,242	83,924	21,900
INCOME FROM DISCONTINUED OPERATIONS:
RENTAL PROPERTY REVENUES	10,283	2,440	2,291	432	463	5,626	145
RENTAL PROPERTY OPERATING EXPENSES	(3,391)	(653)	(672)	(136)	(25)	(1,486)	(9)

NET OPERATING INCOME	6,892	1,787	1,619	296	438	4,139	136
INTEREST INCOME	53	—	19	11	5	35	—
INTEREST EXPENSE	(1,552)	—	—	—	—	—	—
DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS	(16)	(4)	(1)	—	—	(5)	—

FFO	5,378	1,783	1,637	307	443	4,169	136
DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(2,926)	(715)	(331)	(180)	(190)	(1,416)	(64)

INCOME FROM DISCONTINUED OPERATIONS	2,452	1,068	1,305	127	253	2,753	72

COUSINS PROPERTIES INCORPORATED
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts, percentages and ratios)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st

MULTI-FAMILY SALES AND COST OF SALES:
CONSOLIDATED:
MULTI-FAMILY SALES - CONSOLIDATED:
MULTI-FAMILY SALES	30,841	10,146	7,943	6,637	9,716	34,442	4,657
MULTI-FAMILY COST OF SALES	(25,629)	(7,970)	(6,108)	(5,190)	(7,749)	(27,017)	(2,500)

MULTI-FAMILY SALES LESS COST OF SALES - CONSOLIDATED	5,212	2,176	1,835	1,447	1,967	7,425	2,157

JOINT VENTURES:
MULTI-FAMILY SALES - JOINT VENTURES:
MULTI-FAMILY SALES	175	389	—	—	—	389	—
MULTI-FAMILY COST OF SALES	(116)	(266)	—	(3)	3	(266)	(5)
OTHER, NET	56	(6)	45	168	143	350	22

MULTI-FAMILY SALES LESS COST OF SALES - SHARE OF JOINT VENTURE	115	117	45	165	146	473	17

TOTAL MULTI-FAMILY FFO	5,327	2,293	1,880	1,612	2,113	7,898	2,174

RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES AND COST OF SALES:
CONSOLIDATED:
RESIDENTIAL LOT AND OUTPARCEL SALES - CONSOLIDATED:
RESIDENTIAL LOT SALES	1,746	390	316	630	1,178	2,514	165
OUTPARCEL SALES	5,675	13,429	—	—	—	13,429	—

TOTAL RESIDENTIAL LOT AND OUTPARCEL SALES	7,421	13,819	316	630	1,178	15,943	165

RESIDENTIAL LOT AND OUTPARCEL COST OF SALES - CONSOLIDATED:
RESIDENTIAL LOT COST OF SALES	1,265	260	275	549	856	1,940	119
OUTPARCEL COST OF SALES	3,758	8,836	—	—	(77)	8,759	(50)

TOTAL RESIDENTIAL LOT AND OUTPARCEL COST OF SALES-CONSOLIDATED	5,023	9,096	275	549	779	10,699	69

TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	1,185	697	1,002	(1)	(1)	1,697	—
OTHER INVESTMENT PROPERTY SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	58	—	—	—	—	—	—

RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES LESS COST OF SALES - CONSOLIDATED	3,641	5,420	1,043	80	398	6,941	96

SUMMARY - CONSOLIDATED:
RESIDENTIAL LOT SALES LESS COST OF SALES	481	130	41	81	322	574	46
OUTPARCEL SALES LESS COST OF SALES	1,917	4,593	—	—	77	4,670	50
TRACT SALES LESS COST OF SALES	1,185	697	1,002	(1)	(1)	1,697	—
OTHER INVESTMENT PROPERTY SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	58	—	—	—	—	—	—

TOTAL CONSOLIDATED SALES LESS COST OF SALES	3,641	5,420	1,043	80	398	6,941	96

COUSINS PROPERTIES INCORPORATED
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts, percentages and ratios)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st

JOINT VENTURES:
RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES - JOINT VENTURES:
RESIDENTIAL LOT SALES	4,158	1,675	1,328	1,590	3,175	7,768	1,186
OUTPARCEL SALES	—	516	—	—	—	516	—
TRACT SALES	658	61	167	—	10,405	10,633	572

TOTAL RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES	4,816	2,252	1,495	1,590	13,580	18,917	1,758

RESIDENTIAL LOT, OUTPARCEL AND TRACT COST OF SALES - JOINT VENTURES:
RESIDENTIAL LOT COST OF SALES	3,627	1,155	870	1,193	2,678	5,896	1,006
OUTPARCEL COST OF SALES	—	430	—	4	—	434	—
TRACT COST OF SALES	394	15	65	(2)	6,948	7,026	552

TOTAL RESIDENTIAL LOT, OUTPARCEL AND TRACT COST OF SALES	4,021	1,600	935	1,195	9,626	13,356	1,558
RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES LESS
COST OF SALES - JOINT VENTURES	795	652	560	395	3,954	5,561	200

SUMMARY - JOINT VENTURES:
RESIDENTIAL LOT SALES LESS COST OF SALES	531	520	458	397	497	1,872	180
OUTPARCEL SALES LESS COST OF SALES	—	86	—	(4)	—	82	—
TRACT SALES LESS COST OF SALES	264	46	102	2	3,457	3,607	20
RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES LESS COST OF
SALES - SHARE OF JOINT VENTURES	795	652	560	395	3,954	5,561	200
TOTAL RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT
PROPERTY SALES LESS COST OF SALES	4,436	6,072	1,603	475	4,352	12,502	296

INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES:
NET OPERATING INCOME:
OFFICE PROPERTIES	12,051	2,976	2,987	3,121	3,158	12,242	3,357
RETAIL PROPERTIES	7,585	1,976	1,979	1,993	2,037	7,985	2,753

NET OPERATING INCOME	19,636	4,952	4,966	5,114	5,195	20,227	6,110
RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES LESS COST OF SALES	795	652	560	395	3,954	5,561	200
MULTI-FAMILY SALES LESS COST OF SALES	115	117	45	165	146	473	17
INTEREST EXPENSE	(3,934)	(899)	(947)	(1,187)	(1,219)	(4,252)	(1,192)
OTHER EXPENSE	(1,279)	392	223	42	256	913	43
IMPAIRMENT LOSSES	(24,182)	—	—	—	(3,746)	(3,746)	—
DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS	(46)	(6)	(5)	(6)	(5)	(22)	(5)

FUNDS FROM OPERATIONS - UNCONSOLIDATED JOINT VENTURES	(8,895)	5,208	4,842	4,523	4,581	19,154	5,173
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	12	—	—	—	—	—	—
DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(8,754)	(2,288)	(2,448)	(2,344)	(2,581)	(9,661)	(2,678)

NET INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES	(17,637)	2,920	2,394	2,179	2,000	9,493	2,496

COUSINS PROPERTIES INCORPORATED
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts, percentages and ratios)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st

MARKET CAPITALIZATION
COMMON STOCK PRICE AT PERIOD END	7.63	8.31	6.74	7.14	8.34	8.34	8.35
NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	99,782	100,866	101,767	102,635	103,392	103,392	103,631

COMMON STOCK CAPITALIZATION	761,337	838,196	685,910	732,814	862,289	862,289	865,319

PREFERRED STOCK-SERIES A-PRICE AT LIQUIDATION VALUE	74,827	74,827	74,827	74,827	74,827	74,827	74,827
PREFERRED STOCK-SERIES B-PRICE AT LIQUIDATION VALUE	94,775	94,775	94,775	94,775	94,775	94,775	94,775

PREFERRED STOCK AT LIQUIDATION VALUE	169,602	169,602	169,602	169,602	169,602	169,602	169,602

DEBT	590,208	580,979	580,378	514,363	509,509	509,509	496,823
SHARE OF UNCONSOLIDATED DEBT	197,055	195,250	158,290	152,391	172,325	172,325	166,726

DEBT (INCLUDING SHARE OF UNCONSOLIDATED)	787,263	776,229	738,668	666,754	681,834	681,834	663,549

TOTAL MARKET CAPITALIZATION	1,718,202	1,784,027	1,594,180	1,569,170	1,713,725	1,713,725	1,698,470

LEVERAGE RATIOS
DEBT (INCLUDING SHARE OF UNCONSOLIDATED)	787,263	776,229	738,668	666,754	681,834	681,834	663,549
TOTAL MARKET CAPITALIZATION	1,718,202	1,784,027	1,594,180	1,569,170	1,713,725	1,713,725	1,698,470
DEBT/TOTAL MARKET CAPITALIZATION	46%	44%	46%	42%	40%	40%	39%

DEBT (INCLUDING SHARE OF UNCONSOLIDATED)	787,263	776,229	738,668	666,754	681,834	681,834	663,549
PREFERRED STOCK AT LIQUIDATION VALUE	169,602	169,602	169,602	169,602	169,602	169,602	169,602

DEBT + PREFERRED	956,863	945,829	908,268	836,354	851,434	851,434	833,149
TOTAL MARKET CAPITALIZATION	1,718,202	1,784,027	1,594,180	1,569,170	1,713,725	1,713,725	1,698,470
DEBT + PREFERRED/ TOTAL MARKET CAPITALIZATION	56%	53%	57%	53%	50%	50%	49%
RECOURSE DEBT (INCLUDING SHARE OF UNCONSOLIDATED)	222,507	215,544	198,077	127,457	167,258	167,258	149,030
TOTAL MARKET CAPITALIZATION	1,718,202	1,784,027	1,594,180	1,569,170	1,713,725	1,713,725	1,698,470
RECOURSE DEBT/TOTAL MARKET CAPITALIZATION	13%	12%	12%	8%	10%	10%	9%
EBITDA
FFO	(91,960)	13,980	7,895	886	10,020	32,781	8,122
INTEREST EXPENSE	45,328	10,680	11,233	9,889	9,630	41,432	8,736
NON-REAL ESTATE DEPRECIATION AND AMORTIZATION	3,428	577	468	447	419	1,911	568
INCOME TAX (PROVISION) BENEFIT	4,341	(1,146)	14	25	28	(1,079)	(64)
IMPAIRMENT LOSSES	115,752	—	586	—	5,714	6,300	3,508
PREDEVELOPMENT CHARGES	7,117	—	1,949	—	(1,217)	732	—
(GAIN) LOSS ON DEBT EXTINGUISHMENT	(9,732)	592	—	9,235	—	9,827	—
PREFERRED STOCK DIVIDENDS	12,907	3,227	3,227	3,226	3,227	12,907	3,227

EBITDA	87,181	27,910	25,372	23,708	27,821	104,811	24,097

COVERAGE RATIOS
EBITDA	87,181	27,910	25,372	23,708	27,821	104,811	24,097
INTEREST EXPENSE (INCLUDING SHARE OF UNCONSOLIDATED)	45,328	10,680	11,233	9,889	9,630	41,432	8,736
INTEREST COVERAGE RATIO	1.92	2.61	2.26	2.40	2.89	2.53	2.76

INTEREST EXPENSE (INCLUDING SHARE OF UNCONSOLIDATED)	45,328	10,680	11,233	9,889	9,630	41,432	8,736
SCHEDULED PRINCIPAL PAYMENTS	3,955	842	853	1,489	1,245	4,429	986
PREFERRED STOCK DIVIDENDS	12,907	3,227	3,227	3,226	3,227	12,907	3,227

FIXED CHARGES	62,190	14,749	15,313	14,604	14,102	58,768	12,949
EBITDA	87,181	27,910	25,372	23,708	27,821	104,811	24,097
FIXED CHARGES COVERAGE RATIO	1.40	1.89	1.66	1.62	1.97	1.78	1.86

DEBT (INCLUDING SHARE OF UNCONSOLIDATED)	787,263	776,229	738,668	666,754	681,834	681,834	663,549
ANNUALIZED EBITDA	87,181	111,640	101,488	94,832	111,284	104,811	96,388
DEBT/ANNUALIZED EBITDA	9.03	6.95	7.28	7.03	6.13	6.51	6.88

COUSINS PROPERTIES INCORPORATED
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts, percentages and ratios)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st

DIVIDEND RATIOS
REGULAR COMMON DIVIDENDS:
CASH	22,710	2,997	3,034	3,060	3,085	12,176	4,653
COMMON STOCK	19,711	5,984	6,046	6,100	6,152	24,282	—

COMMON DIVIDENDS	42,421	8,981	9,080	9,160	9,237	36,458	4,653
FFO	(91,960)	13,980	7,895	886	10,020	32,781	8,122
FFO PAYOUT RATIO	-46%	64%	115%	1034%	92%	111%	57%

FFO BEFORE CERTAIN CHARGES
FFO	(91,960)	13,980	7,895	886	10,020	32,781	8,122
IMPAIRMENT LOSSES	115,752	—	586	—	5,714	6,300	3,508
PREDEVELOPMENT CHARGES	7,117	—	1,949	—	(1,217)	732	—
(GAIN) LOSS ON DEBT EXTINGUISHMENT AND SWAP TERMINATION FEE	(9,732)	592	—	9,235	—	9,827	—
VALUATION ALLOWANCES ON DEFERRED TAX ASSETS	15,907	—	—	—	—	—	—
SEPARATION CHARGES	3,257	68	33	202	742	1,045	101

FFO BEFORE CERTAIN CHARGES	40,341	14,640	10,463	10,323	15,259	50,685	11,731
FFO BEFORE CERTAIN CHARGES PAYOUT RATIO	105%	61%	87%	89%	61%	72%	40%

FAD
FFO	(91,960)	13,980	7,895	886	10,020	32,781	8,122
FAS 13	(7,277)	(1,733)	(1,918)	(2,074)	(2,211)	(7,936)	(2,637)
SECOND GENERATION CAPEX	(6,499)	(1,009)	(1,724)	(3,337)	(2,530)	(8,600)	(1,972)

FAD	(105,736)	11,238	4,253	(4,525)	5,279	16,245	3,513
COMMON DIVIDENDS	42,421	8,981	9,080	9,160	9,237	36,458	4,653
FAD PAYOUT RATIO	-40%	80%	213%	-202%	175%	224%	132%

FAD BEFORE CERTAIN CHARGES
FAD	(105,736)	11,238	4,253	(4,525)	5,279	16,245	3,513
IMPAIRMENT LOSSES	115,752	—	586	—	5,714	6,300	3,508
PREDEVELOPMENT CHARGES	7,117	—	1,949	—	(1,217)	732	—
(GAIN) LOSS ON DEBT EXTINGUISHMENT AND SWAP TERMINATION FEE	(9,732)	592	—	9,235	—	9,827	—
VALUATION ALLOWANCES ON DEFERRED TAX ASSETS	15,907	—	—	—	—	—	—
SEPARATION CHARGES	3,257	68	33	202	742	1,045	101

FAD BEFORE CERTAIN CHARGES	26,565	11,898	6,821	4,912	10,518	34,149	7,122
FAD BEFORE CERTAIN CHARGES PAYOUT RATIO	160%	75%	133%	186%	88%	107%	65%

OPERATIONS RATIOS
GENERAL AND ADMINISTRATIVE EXPENSES	26,198	8,017	6,763	6,172	7,565	28,517	7,400
REVENUES	214,544	67,200	52,612	52,148	55,775	227,735	48,956
GENERAL AND ADMINISTRATIVE EXPENSES/REVENUES	12.2%	11.9%	12.9%	11.8%	13.6%	12.5%	15.1%

UNDEPRECIATED ASSETS	1,724,643	1,731,606	1,720,272	1,649,949	1,646,207	1,646,207	1,622,000
ANNUALIZED GENERAL AND ADMINISTRATIVE EXPENSES/UNDEPRECIATED ASSETS	1.5%	1.9%	1.6%	1.5%	1.8%	1.7%	1.8%

COUSINS PROPERTIES INCORPORATED
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

	Three Months Ended
	March 31,	March 31,	December 31,
	2011	2010	2010
Net Operating Income
Same Property	26,513	24,607	26,038
Non-Same Property	1,634	2,374	1,838

Consolidated Property Net Operating Income	28,147	26,981	27,875

Less: Non-Cash Items
FAS 13	2,557	1,600	2,323
Other	(292)	(249)	(313)

Non-Cash Items	2,265	1,351	2,010

Cash Basis Property Net Operating Income	25,881	25,630	25,866

Net Operating Income (1)
Operating Properties	21,900	20,242	22,242
Discountinued Operations	137	1,787	438
Share of Unconcolidated Joint Ventures	6,110	4,952	5,195

Total Net Operating Income	28,147	26,981	27,875

(1)	See reconciliation above within previous pages of the calculations and reconciliations of Non-GAAP financial measures.

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
     The Company uses non-GAAP financial measures in its filings and other public disclosures. The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors and (2) if material, any additional uses of the measure by management of the Company.
     “2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historic performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties. The Company excludes from second generation costs amounts incurred to lease vacant space and other building improvements associated with properties acquired for redevelopment or repositioning.
     “EBITDA” represents FFO plus consolidated and Company share of unconsolidated interest expense, non-real estate depreciation and amortization, income taxes, impairment losses, gain/loss on debt extinguishment and interest rate swap, and preferred stock dividends. Management believes that EBITDA provides analysts and investors with appropriate information to use in various ratios that evaluate the Company’s level of debt.
     “Funds Available for Distribution” (“FAD”) represents FFO adjusted to exclude the effect of straight line rent and above and below market lease amortization less 2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures. Management believes that FAD provides analysts and investors with information that assists in the comparability of the Company’s dividend policy with other real estate companies.
     “FAD Before Certain Charges” represents FAD before impairment losses, write off of predevelopment expenses, gain/loss on debt extinguishment and interest rate swap, valuation allowances on deferred tax assets and separation charges, and. Management believes that FFO Before Certain Charges provides analysts and investors with appropriate information related to the Company’s core operations and for comparability of the results of its operations with other real estate companies.
     “Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. The Company calculates FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable real property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and other key employees.
“FFO Before Certain Charges” represents FFO before impairment losses, write off of predevelopment expenses, gain/loss on debt extinguishment and interest rate swap, valuation allowances on deferred tax assets and separation charges. Management believes that FFO Before Certain Charges provides analysts and investors with appropriate information related to the Company’s core operations and for comparability of the results of its operations with other real estate companies.

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
     “Net Operating Income” is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Net Operating Income which is rental property revenues less rental property operating expenses, like FFO, excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from Net Operating Income for the reasons described under FFO above. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.
     “Same-Property Net Operating Income” represents the Net Operating Income and Cash Basis Same Properties. Cash Basis Net Operating Income excludes straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents. Same Properties include those office and retail properties that have been fully operational in each of the comparable reporting periods. Same-Property Net Operating Income allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.